Tesoro Los Angeles Refinery Tour June 12, 2014 1 Exhibit 99.1

2 Forward Looking Statements • This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things: – The execution and effects of our strategic priorities, including achieving improvements in operational efficiency and effectiveness including safety performance, developing commercial excellence, and maintaining financial discipline and a high performing culture; – The market outlook, including expectations regarding crude oil production growth, feedstock costs, differentials, spreads, import and export opportunities, the Tesoro index and the anticipated costs of crude movements; – The timing, value and type of expected synergies from our acquisition of BP’s Southern California refining and marketing business in June 2013 and the capital expenditures needed to realize such synergies, as well as our California emissions and the impact of the California regulatory environment; – Tesoro’s competitive position and competitive advantages, including its advantaged feedstock position, the costs, benefits and timing of projects designed to enhance gross margin capture, earnings diversification and marking optimization through brand expansion and growth; – West Coast logistics development, transportation advantages and refining system opportunities; – The timing and results of Tesoro’s disciplined improvement program; – The results of Tesoro’s logistics growth strategy, including plans for Tesoro Logistics LP (“TLLP”), the potential value of possible future asset sales to TLLP, TLLP’s organic growth opportunities, the value to Tesoro of distributions from TLLP, the implied enterprise value of TLLP and the value of Tesoro’s stake in TLLP; – Maintenance of Tesoro’s financial priorities, including balance sheet strength, Tesoro’s target debt capitalization, and TLLP’s target debt to EBITDA level; – Capital expenditures, turnaround spending, and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements and expectations regarding the joint venture project at the Port of Vancouver; and; – Expectations regarding free cash flow, the implementation of Tesoro’s cash strategy and the return of excess cash flow to shareholders through dividends and share repurchases. • We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation. • Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. • Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. • We have included various estimates of EBITDA and free cash flow, each of which are non-GAAP financial measures, throughout the presentation. Please see Appendix for the definition and reconciliation of these EBITDA and free cash flow estimates.

• Operational efficiency and effectiveness – Safety and reliability – Cost leadership – System improvements • Commercial excellence • Financial discipline • Value-driven growth • High performing culture 3 Strategic Priorities Enduring commitment to execution

4 Tesoro Los Angeles, CA 363 MBD Key Metrics 2010 2014 Enterprise Value* ($ billions) 3.5 10.8 Market Cap* ($ billions) 2.0 7.5 Refining Capacity (MBD) 665 850 Refining Complexity 9.8 11.5 Branded Retail Stations 880 2,277 Marketing Integration (%) 53 87 Employees 5,30 0 7,000 Retail Sales (1Q14 MBD) 87 263 As of 3/31/10 and 03/31/2014 * As of 6/6/14 Mandan, ND 71 MBD Salt Lake City, UT 58 MBD Anacortes, WA 120 MBD Martinez, CA 166 MBD Kenai, AK 72 MBD San Antonio Headquarters

5 Tesoro Logistics LP Key Metrics Enterprise Value*($ billions) 5.2 Market Cap*($ billions) 4.0 Crude Oil and Refined Product Pipelines 1,570 miles High Plains Pipeline Throughput 90+ MBD High Plains Trucking Volume 45 MBD Marketing Terminal Capacity 614 MBD Marine Terminal Capacity 795 MBD Rail Terminal Capacity 50 MBD Dedicated Storage Capacity 7,720 MBBLS TLLP growing rapidly into a premier Western US logistics provider Martinez Mandan Salt Lake City Los Angeles Kenai Anacortes As of 03/31/2014 * As of 6/6/14

• Distinctive Performance Objectives • Grow logistics ‒ Grow EBITDA by $200 million by 2015 ‒ Deliver incremental Tesoro shareholder value of $1 billion • Maintain financial discipline ‒ Maintain balance sheet strength, drive toward investment grade ‒ Invest free cash flow in high-return capital projects ‒ Return excess cash to shareholders 6 Distinctive Performance Objectives 1) Improvements over 2013 results. $ million 2014 2015 Deliver California Synergies 160 – 180 260 – 300 Enhance gross margin 140 – 160 250 – 290 Improve the base 70 – 90 80 – 120 Annual EBITDA Improvement1 370 – 430 590 – 710

2014E 2015E 2016E 2017E Synergy Capital Net Capital 2014E 2015E 2016E 2017E Annual EBITDA Synergies Note: Net synergy capital of ~$375 MM (including savings beyond 2017, which are reflected in 2017E), capital plan net of capital avoidance, 2017 emissions estimate is subject to final project scope and detailed engineering. Deliver California Synergies 160 180 65 (40) Los Angeles Refinery Integration Project • Optimizes processing capability • Provides 30-40 MBD product flexibility • Reduces CO2 emission 500,000 tons per year 7 $ millions 430-490 375-415 295-335 195-215 Synergy Categories • Feedstock Advantage • Logistics Optimization • Production Optimization • Operating Cost Improvements

Advantaged Crude Oil Supply • 2014 Full year impact – Salt Lake City Expansion Phase 1 – Mandan Diesel Desulfurization Unit – Martinez Rail Unloading • Bakersfield Rail Unloading – Mid 2014 • Salt Lake City Expansion Phase 2 – 2Q 2015 • Port of Vancouver – Mid 20151 • Trans Mountain Pipeline Expansion – 2017 Marketing Portfolio • Improve EBITDA $50-60 Million by 20152 • Expand Exxon® and Mobil® Branded Marketing Regions • Grow Wholesale Branded Volumes 8 Enhance Gross Margin Station Count by Brand Port of Vancouver Rail Terminal 2010 2011 2012 2013 880 1,175 1,402 2,265 ARCO Exxon/ Mobil USA Tesoro Shell 1) Subject to regulatory approval. 2) Improvements over 2013 results

• Lowering operating costs in the California refinery system • Improving supply chain costs • Institutionalizing best practices through Operational Excellence Management Systems (OEMS) to improve reliability • Utilizing Lean Six-Sigma (LSS) to deliver sustainable business improvements 9 Improve the Base 1) Martinez and Wilmington only (Excludes Carson), energy costs based on the price of natural gas in 2012 for each year. 2) Versus Solomon Refinery Supply Corridor (RSC) 1st tercile, Pacific Northwest adjusted in 2010 and 2011 to exclude the impact of the Anacortes incident. $/bbl 2010 2011 2012 California 1.70 1.10 0.85 Pacific Northwest NA 0.05 0.30 Mid-Continent 0.30 0.15 1.10 Weighted Average 1.15 0.55 0.75 Total Operating Expense Gap (Non-energy)2

10 Grow Logistics  Develop and acquire feedstock supply and product distribution assets to enhance integrated value chain  Grow logistics to represent a larger portion of Tesoro’s operating income  Increase 3rd party revenue to 50% of total revenue  Leverage TLLP’s lower cost of capital to support Tesoro’s growth 1.35 1.40 1.45 1.51 1.64 1.82 1.89 1.96 2.04 2.18 2.26 2.36 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 DISTRIBUTION PER LP UNIT ($ ANNUALIZED) 75% IPO in 2Q 2011 LOGISTICS IS KEY TO INTEGRATED BUSINESS MODEL 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 DISTRIBUTIONS TO TESORO 3.9 5.7 5.9 6.2 6.8 8.2 9.2 9.8 11.3 13.5 16.3 18.1 GP Units LP Units

• Maintain a minimum cash balance of $600 to $800 million • Target TSO debt to capitalization below 30%1 • Target TLLP debt at 3 to 4x’s EBITDA • Invest in growth opportunities to drive value creation • Return excess cash to shareholders • Drive towards investment-grade credit rating 11 Maintain Financial Discipline Return Excess Cash to Shareholders 1) Excluding TLLP debt and equity.

12 Market Outlook - Overview Key Drivers Tesoro’s View Global Economic Outlook Moderate growth U.S. Economic Outlook 2 – 2.5% GDP growth Global Refining Capacity Capacity exceeds demand U.S. Refining Utilization High due to low feedstock and natural gas prices U.S. Crude Oil Supply Strong growth in North American crude oil production World Product Demand Growth Gasoline ~1%; diesel ~2% per year U.S. Product Demand Growth Gasoline flat; diesel ~1% per year U.S. Product Exports Strong and growing supported by U.S. competitive position Renewable Fuel Growth Delays in development of advanced fuels Regulatory Environment Challenges and uncertainty Source: Internal Tesoro estimates.

California Economy Source: BLS, Census Bureau 0% 2% 4% 6% 8% 10% 12% 14% 1998 2000 2002 2004 2006 2008 2010 2012 2014 Unemployment Rates, % CA US -6% -4% -2% 0% 2% 4% 6% 8% 10% 1998 2000 2002 2004 2006 2008 2010 2012 GDP Growth Rates, % Y-o-Y CA US • Economy continues to improve, preliminary April unemployment now at 7.8% • GPD surpassed pre-recession levels with continued growth in 2013 • Population growth around 1% annually, above the national average 13

- 250 500 750 1,000 1,250 1,500 1,750 2008 2010 2012 2014F 2016F PADD V Demand MBD 14 PADD V Demand Favorable market fundamentals • Gasoline demand expected to grow 0 to 0.5% annually through 2016 • Diesel demand expected to grow about 1.0% annually • Net clean product exports expected to be 175-225 MBD • PADD V continues to imports jet fuel Source: EIA monthly data, forecast based on internal Tesoro forecasts. Gasoline Diesel

15 PADD V Refining Utilization Source: EIA monthly data, forecast based on internal Tesoro forecasts. 1. July – December 2013, post Richmond downtime Clean product production only, includes inter-PADD movements and ethanol blending in gasoline Operating today at pre-recession utilization rates 90 92 91 88 88 80 81 82 83 84 92 93 91 88 89 86 88 87 90 91 70 75 80 85 90 95 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Total EIA Capacity Operable Capacity Percent

16 PADD V Supply Demand Balance Average MBD Jul – Dec 20131 Production2 Demand Exports Gasoline 1,628 1,523 57 Diesel 618 499 149 Jet 451 445 - Total 2,697 2,467 206 • Total refining capacity of 2.8 MMBD • Operating at 91% operable capacity • Market connected by shipping, not pipeline infrastructure • Highly integrated refining and marketing systems Source: EIA monthly data, forecast based on internal Tesoro forecasts. 1. July – December 2013, post Richmond downtime Clean product production only, includes inter-PADD movements and ethanol blending in gasoline

17 PADD V Refining Centers Source: EIA data, Tesoro estimates. Imported estimates are non American crude oil and the estimated ranges can vary. Alaska Hawaii Washington San Francisco 630 MBD Capacity Over 90% >30 API 15-25% imported crude oil 1040 MBD Capacity Under 40% >30 API 40-60% imported crude oil 830 MBD Capacity Under 45% >30 API 40-60% imported crude oil 150 MBD Capacity Over 85% >30 API 70-80% imported crude oil Los Angeles 23% 23% 11% 17% 23% 21% 43% 39% PADD V Crude Oil Supply Foreign ANS N. American California 165 MBD Capacity Over 95% >30 API Less than 10% imported crude oil 2011 2013

18 Crude Oil Production Growth Key Tesoro Markets Source: 2008 EIA and Canadian NEB, 2013E and 2020E estimates based on Independent consultants/TSO Analysis. 13 15 25 2008 2013E 2020E Cook Inlet 2,750 3,675 5,300 2008 2013E 2020E Canadian 3,023 6,205 9,400 2008 2013E 2020E Total in Key Markets 55 1,080 1,750 2008 2013E 2020E Eagle Ford 25 470 850 2008 2013E 2020E Permian Shale 0 65 225 2008 2013E 2020E Niobrara/Uinta 180 900 1,250 2008 2013E 2020E Bakken MBD

West and East Coasts clearing destinations for Bakken crude oil 19 Rail Costs to Clear Bakken Note: Rail cost estimates include only the railroad tariff. 1) Average annual crude oil production, export capacity and price discount estimates based on industry consultant and Tesoro market outlook. Bakken Bakken Crude Oil Supply and Logistics MBD 2013 2014E 2015E Crude Oil Production1 865 1,000 1,200 Pipeline Export Capacity1 635 685 685 Rail Export Capacity1 865 1,015 1,015 West Coast Unloading Capacity 218 395 910 East Coast Unloading Capacity 700 780 780 Permian PNW: $6-7/bbl Port of Vancouver: $6-7/bbl SF: $9-10/bbl LA: $9.50-10.50/bbl

• Operating cost advantage • Flexible yield structure • Access to cost-advantaged crude oil • Integrated logistics infrastructure • Secure and ratable refinery off-take • Cost-advantaged regulatory compliance 20 Keys to Distinction on the West Coast Los Angeles acquisition transforms our capabilities

0 5 10 15 20 25 30 35 2008 2010 2012 2014E 2016E Industry Crack Spreads $/bbl $/bbl 2008-2012 2013 2014 YTD 2014-2016E West Coast (ANS 321) 14.60 16.30 16.25 15 to 17 Mid-Continent (WTI 321) 16.40 20.65 17.82 19 to 21 Gulf Coast (LLS 321) 7.40 10.64 12.85 9 to 14 Source: Historical OPIS, YTD through 4/30/14, forecast based on independent consultants/TSO analysis. Mid-Continent West Coast West Coast margins have remained relatively stable over time Gulf Coast 21

22 Summary Capital Spending 2013 2014E 2015E 2016E Tesoro Capital Spending1 $ in millions 1) Excludes self-funded TLLP capital expenditures. All references to capital spending on this page are estimated. 2) Net synergy capital. $ millions 2013 2014E 2015E 2016E Maintenance 182 220 245 255 Regulatory 81 190 245 200 Synergy2 0 65 180 160 Income 216 195 120 155 Total 479 670 790 770 Summary Capital Expenditures 479 670 790 770 Capital spending plans well supported by strong and growing EBITDA Income Synergy Regulatory Maintenance

• TLLP plans to spend about $100 million per year on income projects • Typical project return of 15-25% • Pursing opportunities to expand gathering system • TLLP self funds capital 23 TLLP Capital Spending Note: Maintenance and regulatory capital before reimbursements. All references to capital spending on this page are estimated. 1) 2013A capital spending reflects net of predecessors capital spend. Income capital expected to support significant organic growth 62 125 225 9 25 30 5 35 10 2013A 2014E 2015E CAPITAL SPEND1 ($MM) Income & Maintenance (TSO Reimbursement) Maintenance Income

24 Delivering Shareholder Value Enhance Gross Margin California Synergies Maintain Financial Discipline Improve the Base Grow Logistics Transformation through Distinctive Performance

25 Non-GAAP Financial Measures EBITDA represents earnings before interest and financing costs, net, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities. (1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range. (In millions) Unaudited 2014E 2015E 2016E 2017E Proj cted n t earnings $ 67 $ 104 $ 133 $ 149 Ad nco e ax expense 41 63 82 91 A de reci ti n and amortization expense 2 8 10 10 EBITDA (1) $ 110 $ 175 $ 225 $ 250 (In millions) Unaudited 2014E 2015E 2016E 2017E Projected net earnings $ 127 $ 193 $ 239 $ 280 Add income tax expense 75 113 141 165 Add depreciation and amortization expense 3 9 15 15 EBITDA (1) $ 205 $ 315 $ 395 $ 460 California Synergy EBITDA - Acquisition Model California Synergy EBITDA - Current View (In millions) Unaudited 2014E 2015E Project d n t earnings $ 88 $ 163 Add income t x expense 51 96 Add depreciati n and amortization expense 11 11 EBITDA (1) $ 150 $ 270 (In millions) Unaudited 2014E 2015E Projected net earnings $ 50 $ 63 Add income tax expense 30 37 Add depreciation and amortization expense 0 0 EBITDA (1) $ 80 $ 100 Gross Margin Capture Improvements EBITDA Improve the Base EBITDA

26 Non-GAAP Financial Measures (2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation. 1 When a range of estimat d EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA r c nciliation for the mid-point range. (In millions) Unaudited Tesoro Logistics LP (Partnership) Predecessor Total Tesoro Logistics LP Net earnings $ 57 $ (1) $ 56 Add interest and financing costs, net 9 0 9 Add depreciation and amortization expense 11 2 13 EBITDA $ 77 $ 1 $ 78 (In millions) Unaudited Tesoro Logistics LP (Partnership) Predecessor Total Tesoro Logistics LP Net earnings $ 80 $ (38) $ 42 Add interest and financing costs, net 40 - 40 Add depreciation and amortization expense 37 6 43 Less interest income (1) - (1) EBITDA $ 156 $ (32) $ 124 TLLP EBITDA December 31, 2012 (2) TLLP EBITDA December 31, 2013 (2) (In millions) Unaudited TLLP Projected (1) 2015E Net earnings $ 217 Add interest and financing costs, net 75 Add depreciation and amortization expense 76 EBITDA $ 368